                         ------------------------------
                         Annual Report October 31, 1998
                         ------------------------------

                                   OPPENHEIMER

                                      World
                                    Bond Fund

                                   [GRAPHIC]

                                     [LOGO]
                              OppenheimerFunds(R)
                            THE RIGHT WAY TO INVEST

Contents

3 President's Letter

4 An Interview with Your Fund's Manager

8 Fund Performance
--------------------------------------------------------------------------------

13 Financial Statements

40 Independent Auditors' Report
--------------------------------------------------------------------------------

41 Federal Income Tax Information

42 Officers and Trustees

44 Information and Services

Report highlights
--------------------------------------------------------------------------------

 . The global financial crisis has generally hurt all but the most creditworthy fixed income investments.

 . The Fund increased its cash reserves and restructured its emerging markets portfolio to emphasize financially strong nations.

 . Careful research has led us to attractive values in what we believe are fundamentally sound investments throughout the world.

Avg Annual Total Returns
For the 1-Year Period
Ended 10/31/98

Class A
Without       With
Sales Chg.(1) Sales Chg.(2)
---------------------------
-3.25%        -7.85%
---------------------------

Cumulative Total Returns
For the Period from 4/27/98
to 10/31/98

Class B
Without       With
Sales Chg.(1) Sales Chg.(2)
---------------------------
-5.93%        -10.44%
---------------------------

Class C
Without       With
Sales Chg.(1) Sales Chg.(2)
---------------------------
-6.09%        -6.99%
---------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com. As an open-end fund, the Fund now offers Class B and C shares, however these share classes have only been available for purchase since 4/27/98.

1. Includes changes in net asset value per share without deducting any sales charges.

2. Class A return includes the current maximum initial sales charge of 4.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the applicable contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus.


                         2 Oppenheimer World Bond Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
World Bond Fund

Dear shareholder,
--------------------------------------------------------------------------------

In retrospect, 1998 has been an unsettling year for the financial markets. Around the world, stock and bond markets experienced considerable instability, with particular tumult being felt in Southeast Asia, Russia and Latin America. The U.S. stock market was not immune from the extreme volatility, as it climbed to record levels through July before correcting sharply in the third quarter and rebounding to new highs in the fourth quarter. In the bond market, yields on U.S. Treasury securities declined to record lows before rising modestly late in the year.

      Does the swift recovery of the U.S. stock market and the favorable economic environment for the bond market mean that domestic stocks and bonds will continue to prosper? We are optimistic over the long term, but we do expect that concerns about corporate earnings growth in a slow-growth economy will contribute to more stock market volatility in 1999. In the bond market, the Federal Reserve Board's decisions to reduce short-term interest rates should help create a positive climate for fixed-income securities. While lower interest rates are generally good for bond prices, it will become more difficult for bond funds to maintain their dividends at current levels if yields decline further.

      As an Oppenheimer fund shareholder, you may wonder how this potential volatility will affect you. If you maintain a long-term perspective, as we do, short-term volatility over the coming months should have little bearing on your ability to achieve your future financial goals. That's why we continue to suggest that you adhere to your long-term investment plan. In fact, we are very encouraged that most of our shareholders stayed the course during last summer's stock market correction, avoiding the temptation of selling into a temporarily declining market.

      Finally, I would like to thank those shareholders who contacted us about our revised account statement. Response has been very positive, and we are pleased that many of you find the new format easier to read and more informative. If you have any questions about the new statement or any other matter, please don't hesitate to call us at 1-800-525-7048. In the meantime, thank you for choosing OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
November 20, 1998


                         3 Oppenheimer World Bond Fund

"We have
restructured our
emerging markets
portfolio,
emphasizing
nations that we
believe have the
financial strength
to withstand
the current
credit crunch."

An interview with your Fund's manager
--------------------------------------------------------------------------------

How did the Fund perform over the 12-month period that ended October 31, 1998?

The past twelve-month period has been an extremely difficult environment for virtually all securities, including U.S. stocks and bonds. Fixed income securities from the emerging markets were especially hard-hit when the global financial crisis spread from Asia to Latin America and Eastern Europe. Because the Fund's portfolio includes emerging markets securities, its net asset value was hurt by these events. On the other hand, the Fund's holdings of U.S. Treasury securities performed well, partially offsetting the weakness in emerging market bonds.

Why have the global financial markets experienced such turmoil?

The world is facing a currency and banking crisis that began in Southeast Asia in 1997. Faced with slowing economic growth at home and competitive pressures overseas, Asian countries were forced to devalue their currencies. In response, investors pulled their money out of the region, creating a scarcity of capital for loans and other forms of financing. This forced "de-leveraging" of Asia's banking system caused many Asian financial institutions and companies to fail.

      In mid-1998, the credit crunch spread from Asia to Russia, and is now threatening Latin America. When it became clearer that economic weakness in Asia would likely affect economies in other areas of the world, many investors reacted dramatically and decisively by selling investments that they perceived as risky, regardless of the fundamental strengths of individual markets and issuers. These suddenly risk-averse investors generally avoided all investments except those considered the most creditworthy in the world. Even AAA-rated bonds, such as U.S.


                         4 Oppenheimer World Bond Fund

[PHOTO]
Portfolio Management
Team (l to r)
Art Steinmetz
David Negri
Ashwin Vasan
(Portfolio Manager)

government agency securities and high-quality corporate bonds were punished in this "flight to quality." In fact, only the direct obligations of Germany, Japan and the United States escaped virtually unscathed.

How have you managed the Fund in this difficult environment?

We have restructured our emerging markets portfolio, emphasizing nations that we believe have the financial strength to withstand the current credit crunch. Countries such as Korea, Thailand, the Philippines, Jordan, Morocco and Poland are generally fiscally sound, and have little need to borrow. In contrast, nations such as Brazil, Argentina, Mexico, Venezuela and Indonesia are highly leveraged, requiring access to credit to operate their economies.

      In addition, we have increasingly focused on emerging market bonds that are denominated in U.S. dollars rather than local currencies. Dollar-denominated bonds have been particularly hard hit recently, and we have found very attractive values in fundamentally creditworthy investments. Accordingly, we expect these bonds to provide attractive returns when the current instability ends.

Have you also made changes to the Fund's investments in the developed markets?

Yes, we reviewed our entire portfolio because the global credit crunch has affected even highly developed economies. Countries such as Italy, Spain and Denmark were negatively affected by the flight to quality despite good credit characteristics. We have taken advantage of opportunities to capture attractive values in these bonds


                         5 Oppenheimer World Bond Fund

Avg Annual Total Returns
For the Periods Ended 9/30/98/1/

Class A
                Since
1 year  5 year  Inception
------------------------------
-10.20% 4.60%   6.77%
------------------------------

Cumulative Total Returns
For the Period from 4/27/98
to 9/30/98/1/

Class B
                Since
                Inception
------------------------------
               -11.59%
------------------------------

Class C
                Since
                Inception
------------------------------
               -8.16%
------------------------------

Standardized Yields/2/
For the 30 Days Ended 10/31/98

------------------------------
Class A          9.25%
------------------------------
Class B          8.82%
------------------------------
Class C          8.27%
------------------------------

An interview with your Fund's manager
--------------------------------------------------------------------------------

by shifting assets from our holdings of German government bonds into some of the smaller, high-quality nations.

      Although Japanese bonds have performed relatively well over the past several months, we continued to avoid them because we are concerned about the persistence of Japan's recession. In our view, Japan needs to restructure its banking system before it can solve its economic problems. We believe that this process is likely to have negative implications for existing Japanese bonds.

      A significant portion of the Fund's assets are invested in U.S. government securities, which has helped the Fund offset some of the weakness in foreign bonds. When the flight to quality began, we shifted assets in this segment away from corporate bonds and mortgage-backed securities into U.S. Treasury securities. This move helped us take advantage of the rally in U.S. Treasury securities when yields on 30-year bonds dropped below 5% for the first time in more than 30 years, causing prices to rise. We have focused our holdings in this sector primarily on longer term bonds, which we believe may help us maintain higher yields if interest rates continue to fall.

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A average annual total returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 11/23/88 as a closed-end fund. Effective April 27, 1998, the Fund began operating as an open-end fund. Class B total return is a cumulative total return and includes the applicable contingent deferred sales charge of 5% since inception. Class C total return is a cumulative total return and includes the contingent deferred sales charge of 1%. Class B and C shares have an inception date of 4/27/98, and are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

2. Standardized yield is based on net investment income for the 30-day period ended 10/31/98. Falling net asset values will tend to artificially raise yields.


                         6 Oppenheimer World Bond Fund

Regional Allocation/3/

pie chart omitted

[GRAPHIC]

 .  United States/
   Canada         45.0%
 .  Europe         17.9
 .  Asia           11.6
 .  Middle East/
   Africa         10.9
   Latin America   9.5
   Emerging Europe 5.1

What is your outlook for the foreseeable future?

We believe that global fixed income markets should rally when the current instability ends. In our view, two events need to occur: Brazil must stabilize, proving to the world that providing credit to emerging markets is safe; and Japan must reform its banking system, returning the world's second largest economy to good health and providing an anchor for stability in Asia.

      When we see evidence that these events are likely to occur, we will be more comfortable with a relatively aggressive stance in the world's bond markets. That's because the credit crunch has created areas of enormous value in which high-quality securities are selling at bargain prices. In the meantime, however, we prefer to exercise caution by emphasizing the higher quality, fixed income investments in the United States and around the world. In turbulent markets like these, we believe prudence is an important part of The Right Way to Invest.

Top 10 Country Holdings/3/
--------------------------------------------------------------------------------
United States                                                              43.8%
--------------------------------------------------------------------------------
Spain                                                                       4.4
--------------------------------------------------------------------------------
Korea, Republic of (South)                                                  4.0
--------------------------------------------------------------------------------
Italy                                                                       3.7
--------------------------------------------------------------------------------
Ivory Coast                                                                 3.1
--------------------------------------------------------------------------------
Great Britain                                                               2.9
--------------------------------------------------------------------------------
Algeria                                                                     2.9
--------------------------------------------------------------------------------
Turkey                                                                      2.8
--------------------------------------------------------------------------------
Denmark                                                                     2.7
--------------------------------------------------------------------------------
Jordan                                                                      2.1
--------------------------------------------------------------------------------

3. Portfolio is subject to change. Percentages are as of October 31, 1998, and are based on total market value of investments.


                         7 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
Fund performance

How Has the Fund Performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended October 31,1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      . Management's Discussion of Performance

During the Fund's fiscal year that ended October 31, 1998, Oppenheimer World Bond Fund's performance was negatively influenced by the spread of the global financial crisis from Southeast Asia to Eastern Europe and Latin America. In addition, the Fund's holdings of U.S. government agency securities and corporate bonds experienced price weakness as the world's fixed income investors focused almost exclusively on direct obligations of the United States, Germany and Japan. The Fund's holdings of U.S. Treasury securities benefited from the rally in this market sector, partially offsetting some of the declines in other global bond markets. The Fund's policy of seeking to maintain a steady dividend for its Class A shares did not materially affect portfolio management strategies during its last fiscal year. The Fund's portfolio holdings, allocations and our management strategies are subject to change.


                         8 Oppenheimer World Bond Fund

      . Comparing the Fund's Performance to the Market

The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 1998. In the case of Class A shares, performance is measured from the inception of the Class on November 23, 1988. Performance information is based on the performance of the Fund's shares as a closed-end fund with different expenses. In the case of Class B and Class C, performance is measured from inception of those classes on April 27, 1998. The Fund's performance reflects the deduction of the 4.75% maximum initial sales charge on Class A shares, and the applicable contingent deferred sales charge for Class B, and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to that of Salomon Brothers World Government Bond Index. This index is an inclusive index of institutionally traded bonds, including fixed-rate bonds, with a remaining maturity of one year or longer with amounts outstanding of at least the equivalent of $25 million dollars. Floating- or variable-rate bonds and private placement-type securities are not included. The index is designed to measured the total return performance of the domestic and foreign government bond markets.

      Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


                         9 Oppenheimer World Bond Fund

Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investements in:
Oppenheimer World Bond Fund (Class A) and Salomon Brothers World Government Bond Index

The following information was represented by a line graph in the printed materials

[GRAPHIC]

                            Oppenheimer World             Salomon Brothers World
                            Bond Fund Class A             Government Bond Index

11/23/88                          9,525                           10,000
10/31/89                         10,241                           10,110
10/31/90                         10,924                           11,262
10/31/91                         12,662                           12,533
10/31/92                         13,389                           14,273
10/31/93                         14,740                           15,985
10/31/94                         14,884                           16,562
10/31/95                         16,196                           19,079
10/31/96                         18,486                           20,105
10/31/97                         19,953                           20,631
10/31/98                         19,304                           23,219


Average Annual Total Return of Class A Shares of the Fund at 10/31/98(1)

1 Year  -7.85%    5 Year  4.52%     Life  6.84%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investements in:
Oppenheimer World Bond Fund (Class B) and Salomon Brothers World Government Bond Index

The following information was represented by a line graph in the printed materials

[GRAPHIC]

                            Oppenheimer World             Salomon Brothers World
                            Bond Fund Class B             Government Bond Index

4/27/98                          10,000                           10,000
10/31/98                          8,957                           11,196

Cumulative Total Return of Class B Shares of the Fund at 10/31/98(2)

Life  -10.44%


                         10 Oppenheimer World Bond Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investements in:
Oppenheimer World Bond Fund (Class C) and Salomon Brothers World Government Bond Index

The following information was represented by a line graph in the printed materials


[GRAPHIC]

                            Oppenheimer World             Salomon Brothers World
                            Bond Fund Class C             Government Bond Index

4/27/98                          10,000                           10,000
10/31/98                          9,301                           11,196

Cumulative Total Return of Class C Shares of the Fund at 10/31/98(3)

Life  -6.99%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for Salomon Brothers World Government Bond Index in the graphs begins on 11/30/88 for Class A and on 4/30/98 for both Class B and Class C.

1. The inception date of the Fund's Class A shares is 11/23/88. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.

2. Class B shares of the Fund were first publicly offered on 4/27/98. The total return and ending account value are shown net of the applicable 5% contingent deferred sales charges.

3. Class C shares of the Fund were first publicly offered on 4/27/98. The total return and ending account value are shown net of the applicable 1% contingent deferred sales charge.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                         11 Oppenheimer World Bond Fund

Financials
--------------------------------------------------------------------------------




                         12 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
Statement of Investments October 31, 1998
--------------------------------------------------------------------------------

                                                                            Face         Market Value
                                                                            Amount(1)    See Note 1
=====================================================================================================
Mortgage-Backed Obligations--17.3%
-----------------------------------------------------------------------------------------------------
Asset Securitization Corp., Commercial Mtg. Pass-Through
Certificates, Series 1996-MD6, Cl. A5, 6.955%, 11/13/26(2)                  $  200,000   $  204,281
-----------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., Interest-Only
Stripped Mtg.-Backed Security, Series 1996-C1, Cl. X-2,
1%, 12/25/20(3)(4)                                                           6,208,300      128,046
-----------------------------------------------------------------------------------------------------
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
Certificates, Series 1997-C1, Cl. E, 7.50%, 3/1/11(4)                          190,000      189,703
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Collateralized Mtg
Obligations, Gtd. Multiclass Mtg. Participation Certificates,
Series 1343, Cl. LA, 8%, 8/15/22                                               229,000      250,970
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg
Investment Conduit Pass-Through Certificates, Series 2054,
Cl. TE, 6.25%, 4/15/24                                                         109,000      110,771
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security:
Series 197, Cl. IO, 15.402%, 4/1/28(3)                                       1,480,216      344,382
Series 199, Cl. IO, 6.50%, 8/1/28(3)                                         1,426,245      311,768
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,  Mtg.-Backed Certificates:
11.50%, 1/1/18                                                                  55,039       61,805
13%, 5/1/19                                                                    308,213      361,649
-----------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.-Government National
Mortgage Assn., Gtd. Multiclass Mtg. Participation Certificates,
Series 26, Cl. B, 6%, 5/25/15                                                2,403,999    2,434,795
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg
Investment Conduit Pass-Through Certificates,
Trust 1992-162, Cl. C, 7%, 10/25/21                                            350,000      366,625
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only Stripped
Mtg.-Backed Security, Trust 294, Cl. 1, 5.536%, 2/1/28(5)                      471,757      406,448
-----------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg
Pass-Through Certificates, Series 1997-CHL1, 8.131%, 7/25/06(2)(4)             200,000      201,437
-----------------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage Trust,
Interest-Only Stripped Mtg.-Backed Security, Series 1997-C1,
9.008%, 4/18/27(3)                                                             872,766       57,906
-----------------------------------------------------------------------------------------------------
Government National Mortgage Assn.:
7.50%, 5/15/24-1/15/26                                                         453,691      467,172
11%, 10/20/19                                                                   80,660       91,802
-----------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1996-C1, Cl. E, 7.436%, 2/15/28(2)(4)                     553,342      539,336
-----------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through
Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06(6)                        250,000      205,703
-----------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through
Certificates, Series 1995-C1, Cl. F, 6.90%, 2/25/27                            119,601      112,930
-----------------------------------------------------------------------------------------------------
Salomon Brothers, Inc., Series 1997-TZH, Cl. D, 7.902%, 3/25/22(4)              50,000       51,313


                         13 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
Statement of Investments (continued)
--------------------------------------------------------------------------------

                                                                            Face         Market Value
                                                                            Amount(1)    See Note 1
-----------------------------------------------------------------------------------------------------
Mortgage-Backed Obligations  (continued)
Structured Asset Securities Corp., Multiclass Pass-Through
Certificates, Series 1995-C4, Cl. E, 8.713%, 6/25/26(2)(4)                 $   100,000   $   98,000
                                                                                         ----------
Total Mortgage-Backed Obligations (Cost $6,681,702)                                       6,996,842

=====================================================================================================
U.S. Government Obligations--18.6%
-----------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS, 6.80%, 8/15/22(7)                                 750,000      202,089
-----------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.875%, 2/15/04(8)                                                           2,925,000    3,130,666
6.25%, 2/15/03(9)(10)                                                          707,000      758,479
6.375%, 8/15/02(8)                                                           1,481,000    1,582,357
6.50%, 5/15/05                                                               1,500,000    1,669,219
7.50%, 10/31/99(9)                                                             195,000      200,728
                                                                                         ----------
Total U.S. Government Obligations (Cost $7,120,657)                                       7,543,538

=====================================================================================================
Foreign Government Obligations--40.9%
-----------------------------------------------------------------------------------------------------
Argentina--0.3%
Buenos Aires (Province of) Bonds, Series PBA1, 3.048%, 4/1/07(2)ARP            235,108      126,720
-----------------------------------------------------------------------------------------------------
City of Buenos Aires Bonds, Series 3, 10.50%, 5/28/04 ARP                       10,000        6,602
                                                                                         ----------
                                                                                            133,322

-----------------------------------------------------------------------------------------------------
Australia--0.8%
Australia (Government of) Bonds, Series 904, 9%, 9/15/04AUD                    410,000      311,300
-----------------------------------------------------------------------------------------------------
Brazil--1.7%
Banco Nac de Desen Econo Nts.:
10.30%, 6/16/08(2)(6)                                                          140,000       98,350
10.80%, 6/16/08(2)                                                             455,000      319,637
-----------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Debt Conversion Bonds,
6.188%, 4/15/12(2)                                                             530,000      261,025
                                                                                         ----------
                                                                                            679,012

-----------------------------------------------------------------------------------------------------
Bulgaria--1.0%
Bulgaria (Republic of) Front-Loaded Interest Reduction
Bearer Bonds, Tranche A, 2.56%, 7/28/12(11)                                    750,000      409,687
-----------------------------------------------------------------------------------------------------
Canada--1.2%
Canada (Government of) Bonds:
5.50%, 9/1/02CAD                                                               175,000      116,595
10.25%, 12/1/98CAD                                                             560,000      365,280
                                                                                         ----------
                                                                                            481,875

-----------------------------------------------------------------------------------------------------
Colombia--0.8%
Financiera Energetica Nacional SA Nts., 9.375%, 6/15/06                        435,000      325,163


                         14 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                            Face         Market Value
                                                                            Amount(1)    See Note 1
-----------------------------------------------------------------------------------------------------
Costa Rica--0.2%
Banco Central Costa Rica Interest Claim Bonds, Series A,
6.568%, 5/21/05(2)                                                      $      105,218   $  101,273
-----------------------------------------------------------------------------------------------------
Croatia--0.4%
Croatia (Republic of) Bonds, Series B, 6.563%, 7/31/06(2)                      208,099      164,919
-----------------------------------------------------------------------------------------------------
Denmark--2.6%
Denmark (Kingdom of) Bonds:
7%, 12/15/04DKK                                                              3,210,000      579,617
8%, 5/15/03DKK                                                               2,680,000      490,779
                                                                                         ----------
                                                                                          1,070,396

-----------------------------------------------------------------------------------------------------
France--0.9%
France (Government of) Bonds, Obligations Assimilables du
Tresor, 5.50%, 4/25/29FRF                                                    1,850,000      347,330
-----------------------------------------------------------------------------------------------------
Germany--1.2%
Germany (Republic of) Bonds, 6.25%, 4/26/06DEM                                 705,000      484,210
-----------------------------------------------------------------------------------------------------
Great Britain--2.9%
United Kingdom Treasury Bonds, 6.75%, 11/26/04GBP                              250,000      456,775
-----------------------------------------------------------------------------------------------------
United Kingdom Treasury Nts., 8%, 6/10/03GBP                                   385,000      721,874
                                                                                         ----------
                                                                                          1,178,649

-----------------------------------------------------------------------------------------------------
Indonesia--0.6%
PT Bank Negara Indonesia Sr. Nts., 7.625%, 2/15/07                             440,000      236,500
-----------------------------------------------------------------------------------------------------
Italy--3.7%
Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali,
8.50%, 1/1/04ITL                                                         2,020,000,000    1,486,056
-----------------------------------------------------------------------------------------------------
Ivory Coast--3.0%
Ivory Coast (Government of) Front Loaded Interest
Reduction Bonds, 2%, 3/29/18(11)                                               850,000      211,438
-----------------------------------------------------------------------------------------------------
Ivory Coast (Government of) Past Due Interest Bonds:
2%, 3/29/18(2)(6)                                                            1,708,375      516,783
Series 20 yr., 2%, 3/29/18(11)                                                 474,000      143,385
Series F, 1.90%, 3/29/18(11)FRF                                              7,944,437      361,632
                                                                                         ----------
                                                                                          1,233,238

-----------------------------------------------------------------------------------------------------
Jordan--2.1%
Hashemite (Kingdom of Jordan) Bonds, Series DEF, 5%,
12/23/23(11)                                                                 1,240,000      660,300
-----------------------------------------------------------------------------------------------------
Hashemite (Kingdom of Jordan) Disc. Bonds, 6.563%,
12/23/23(2)                                                                    300,000      171,750
                                                                                         ----------
                                                                                            832,050


                         15 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
Statement of Investments (continued)
--------------------------------------------------------------------------------

                                                                            Face         Market Value
                                                                            Amount(1)    See Note 1
-----------------------------------------------------------------------------------------------------
Korea, Republic of (South)--3.6%
Export-Import Bank of Korea Unsec. Unsub. Bonds, 7.125%, 9/20/01           $   460,000   $  363,400
-----------------------------------------------------------------------------------------------------
Industrial Bank of Korea Unsec. Unsub. Nts., Series 1BR, 2.80%,
7/5/01JPY                                                                   49,700,000      341,210
-----------------------------------------------------------------------------------------------------
Korea (Republic of) Nts., 7.813%, 4/8/00(2)(4)                                 355,000      323,938
-----------------------------------------------------------------------------------------------------
Korea Electric Power Nts., 7%, 10/1/02                                         515,000      430,370
                                                                                         ----------
                                                                                          1,458,918

-----------------------------------------------------------------------------------------------------
Mexico--1.3%
Bonos de la Tesoreria de la Federacion, Zero Coupon,
34.13%, 11/26/98(7)MXP                                                       1,780,000      171,726
-----------------------------------------------------------------------------------------------------
Fideicomiso Petacalco Trust Nts., 10.16%, 12/23/09                             200,000      161,000
-----------------------------------------------------------------------------------------------------
Petroleos Mexicanos Debs., 14.50%, 3/31/06GBP                                  100,000      187,567
                                                                                         ----------
                                                                                            520,293

-----------------------------------------------------------------------------------------------------
Morocco--0.7%
Morocco (Kingdom of) Loan Participation Agreement,
Tranche A, 2.418%, 1/1/09(2)JPY                                             41,250,000      266,382
-----------------------------------------------------------------------------------------------------
Nigeria--1.4%
Central Bank of Nigeria Gtd. Bonds, Series WW, 6.25%, 11/15/20                 500,000      314,375
-----------------------------------------------------------------------------------------------------
Nigeria (Federal Republic of) Promissory Nts., Series RC,
5.092%, 1/5/10                                                                 456,887      244,816
                                                                                         ----------
                                                                                            559,191

-----------------------------------------------------------------------------------------------------
Norway--1.0%
Norway (Government of) Bonds, 9.50%, 10/31/02NOK                             2,655,000      414,099
-----------------------------------------------------------------------------------------------------
Peru--1.6%
Peru (Republic of) Front-Loaded Interest Reduction Bonds,
3.25%, 3/7/17(11)                                                              220,000      112,200
-----------------------------------------------------------------------------------------------------
Peru (Republic of) Sr. Nts., Zero Coupon, 4.53%, 2/28/16(7)                  1,310,549      551,479
                                                                                         ----------
                                                                                            663,679

-----------------------------------------------------------------------------------------------------
Philippines--0.4%
Philippines (Republic of) Debs., 6.563%, 12/1/09(2)                            230,000      163,875
-----------------------------------------------------------------------------------------------------
Poland--0.4%
Poland (Republic of) Treasury Bills, Series 26, Zero Coupon,
16.50%, 2/10/99(7)PLZ                                                          530,000      147,660
-----------------------------------------------------------------------------------------------------
Russia--0.3%
City of St. Petersburg Unsec. Nts., 9.50%, 6/18/02                             170,000       33,575
-----------------------------------------------------------------------------------------------------
Russia (Government of) Unsec. Unsub. Bonds, 8.75%, 10/3/02(4)                  430,000       86,000
                                                                                         ----------
                                                                                            119,575


                         16 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                            Face         Market Value
                                                                            Amount(1)    See Note 1
-----------------------------------------------------------------------------------------------------
South Africa--0.0%
South Africa (Republic of) Bonds, Series 150, 12%, 2/28/05ZAR                      190   $       29
-----------------------------------------------------------------------------------------------------
Spain--4.5%
Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado:
6%, 1/31/29ESP                                                             100,760,000      764,880
6.75%, 4/15/00ESP                                                           48,600,000      360,551
10%, 2/28/05ESP                                                             73,410,000      686,367
                                                                                         ----------
                                                                                          1,811,798

-----------------------------------------------------------------------------------------------------
Turkey--1.8%
Turkey (Republic of) Treasury Bills, Zero Coupon:
78.74%, 2/3/99(7)TRL                                                   129,414,000,000      353,574
85%, 1/27/99(7)TRL                                                     139,000,000,000      384,576
                                                                                         ----------
                                                                                            738,150

-----------------------------------------------------------------------------------------------------
Vietnam--0.5%
Vietnam (Government of) Bonds, 3%, 3/12/28(2)                                  815,000      201,713
                                                                                         ----------
Total Foreign Government Obligations (Cost $17,685,999)                                  16,540,342

=====================================================================================================
Loan Participations--4.5%
-----------------------------------------------------------------------------------------------------
Algeria (Republic of) Reprofiled Debt Loan Participation Nts.:
Tranche 1, 6.375%, 9/4/06(2)                                                 1,115,181      532,499
Tranche A, 7.188%, 3/4/00(2)                                                   403,090      340,612
-----------------------------------------------------------------------------------------------------
Algeria (Republic of) Unrestructured Nts., 6.615%, 1/22/01(4)JPY            40,500,000      274,573
-----------------------------------------------------------------------------------------------------
Colombia (Republic of) Sr. Nts., 6.875%, 10/26/03(2)(12)                       425,000      242,250
-----------------------------------------------------------------------------------------------------
Jamaica (Government of) 1990 Refinancing Agreement Nts.,
Tranche A, 6.188%, 10/16/00(2)(4)                                               58,333       53,375
-----------------------------------------------------------------------------------------------------
Morocco (Kingdom of) Loan Participation Agreement,
Tranche B, 6.563%, 1/1/04(2)(4)                                                 64,705       52,412
-----------------------------------------------------------------------------------------------------
Trinidad & Tobago Loan Participation Agreement,
Tranche A, 1.497%, 9/30/00(2)(4)JPY                                         47,772,361      338,225
                                                                                         ----------
Total Loan Participations (Cost $2,138,361)                                               1,833,946

=====================================================================================================
Corporate Bonds and Notes--4.9%
-----------------------------------------------------------------------------------------------------
Bakrie Investindo, Zero Coupon Promissory Nts.,
3/16/99(4)(13)IDR                                                          850,000,000       27,778
-----------------------------------------------------------------------------------------------------
Capital Gaming International, Inc., 11.50% Promissory Nts.,
8/1/95(13)                                                                       2,000           --
-----------------------------------------------------------------------------------------------------
Cellular Communications International, Inc., 0%/9.50%
Bonds, 4/1/05(14)XEU                                                           150,000      125,665
-----------------------------------------------------------------------------------------------------
Empresa Electric Del Norte, 10.50% Sr. Debs., 6/15/05(4)                       100,000       66,750
-----------------------------------------------------------------------------------------------------
European Bank Reconstruction & Development, Zero Coupon
Sr. Unsub. Nts., Series EMTN, 13.60%, 12/31/18(7)ZAR                        12,145,000      125,837
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.875% Sr. Unsec. Nts., 6/7/02GBP             290,000      505,090


                         17 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
Statement of Investments (continued)
--------------------------------------------------------------------------------

                                                                        Face             Market Value
                                                                        Amount(1)        See Note 1
-----------------------------------------------------------------------------------------------------
Corporate Bonds and Notes  (continued)
Industrial Finance Corp. (Thailand), 6.875% Sr. Nts., 4/1/03            $      230,000   $  182,486
-----------------------------------------------------------------------------------------------------
Internacional de Ceramica SA, 9.75% Unsec. Unsub
Nts., 8/1/02(6)                                                                 90,000       62,325
-----------------------------------------------------------------------------------------------------
Moran Energy, Inc., 8.75% Cv. Sub. Debs., 1/15/08                              200,000      189,549
-----------------------------------------------------------------------------------------------------
Netia Holdings BV, 0%/11% Sr. Disc. Nts., 11/1/07(14)DEM                       200,000       58,267
-----------------------------------------------------------------------------------------------------
NTL, Inc., 9.50% Sr. Unsub. Nts., Series REGS, 4/1/08GBP                        65,000       87,629
-----------------------------------------------------------------------------------------------------
Ongko International Finance Co. BV, 10.50% Gtd. Nts., 3/29/04(4)(13)           185,000       11,562
-----------------------------------------------------------------------------------------------------
PT Polysindo Eka Perkasa:
11% Nts., 6/18/03                                                               50,000        6,000
24% Nts., 6/19/03IDR                                                       492,900,000        7,732
Zero Coupon Promissory Nts., 3/16/99(4)(13)IDR                           1,000,000,000       15,686
-----------------------------------------------------------------------------------------------------
Reliance Industries Ltd., 10.50% Bonds, 8/6/46(6)                              235,000      188,226
-----------------------------------------------------------------------------------------------------
Snap Ltd., 11.50% Sec. Bonds, 1/29/09DEM                                       449,166      230,526
-----------------------------------------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(4)                195,659      110,059
                                                                                         ----------
Total Corporate Bonds and Notes (Cost $2,894,510)                                         2,001,167

                                                                        Shares
=====================================================================================================
Common Stocks--0.1%
-----------------------------------------------------------------------------------------------------
Air New Zealand Ltd., Cl. B                                                     24,000       31,765
-----------------------------------------------------------------------------------------------------
Optel, Inc.(15)                                                                     45           --
                                                                                         ----------
Total Common Stocks (Cost $65,398)                                                           31,765

                                                                        Units
=====================================================================================================
Rights, Warrants and Certificates--0.0%
-----------------------------------------------------------------------------------------------------
American Telecasting, Inc. Wts., Exp. 6/99(4)                                      500            5
-----------------------------------------------------------------------------------------------------
Capital Gaming International, Inc. Wts., Exp. 2/99                               3,538           --
-----------------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts., Exp. 1/03(6)                                             325            3
-----------------------------------------------------------------------------------------------------
Gothic Energy Corp. Wts., Exp. 9/04(4)                                             350          394
-----------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/05(4)                                        495        7,385
-----------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc. Wts., Exp. 6/06(4)                              100        1,813
-----------------------------------------------------------------------------------------------------
Orion Network Systems, Inc. Wts., Exp. 1/07(4)                                      50          625
-----------------------------------------------------------------------------------------------------
Price Communications Corp. Wts., Exp. 8/07(4)                                      172        5,160
-----------------------------------------------------------------------------------------------------
Protection One, Inc. Wts., Exp. 6/05(4)                                            640        6,400
-----------------------------------------------------------------------------------------------------
Venezuela (Republic of) Oil Linked Payment Obligation Wts.,
Exp. 4/20                                                                        1,785           --
                                                                                         ----------
Total Rights, Warrants and Certificates (Cost $17,968)                                       21,785


                         18 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                            Face         Market Value
                                                                            Amount(1)    See Note 1
=====================================================================================================
Structured Instruments--7.6%
-----------------------------------------------------------------------------------------------------
Citibank, Greek Drachma Linked Nts., 11.30%, 11/30/98                       $  175,000   $  179,882
-----------------------------------------------------------------------------------------------------
Deutsche Morgan Grenfell, GKO Linked Nts., Zero Coupon,
5/19/99(4)(13)RUR                                                            1,760,000       21,078
-----------------------------------------------------------------------------------------------------
Korea Development Bank, Industrial Bank Finance Linked Nts.,
Zero Coupon, 11.50% 3/5/99(4)(7)                                               150,000      160,695
-----------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., Russian S-Account
Credit Linked Nts., Zero Coupon, 1/20/99(4)(13)RUR                           1,400,000       16,767
-----------------------------------------------------------------------------------------------------
Morgan Guaranty Trust Co. of New York (Nassau Branch),
Turkish Lira Currency Linked Nts., 74.10%, 11/6/98                             400,000      388,066
-----------------------------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc./Citigroup, Inc.,
Argentine Peso Linked Nts., Zero Coupon, 65.61%, 11/30/98(7)                   525,000      520,800
-----------------------------------------------------------------------------------------------------
Standard Chartered Bank, Chinese Renminbi Currency Linked Nts.:
9.50%, 11/5/98                                                                 340,000      340,034
10%, 11/4/98                                                                   340,000      340,000
-----------------------------------------------------------------------------------------------------
Standard Chartered Bank, Philippines Peso Linked Nts.,
14.127%, 12/14/98                                                              270,000      287,010
-----------------------------------------------------------------------------------------------------
Standard Chartered Bank, Philippines Peso/Japanese Yen
Currency Linked Nts.:
16.45%, 1/21/99                                                                 74,000       78,840
20.25%, 11/9/98                                                                170,000      139,485
-----------------------------------------------------------------------------------------------------
Standard Chartered Bank, Philippines Peso/Japanese Yen
Linked Nts., 22.83%, 1/19/99                                                   170,000      135,728
-----------------------------------------------------------------------------------------------------
Standard Chartered Bank, Thai Baht/Japanese Yen Linked Nts.:
21.70%, 11/9/98                                                                180,000      154,728
23.80%, 11/4/98                                                                170,000      149,447
27.30%, 11/13/98                                                               170,000      148,750
                                                                                         ----------
Total Structured Instruments (Cost $3,447,389)                                            3,061,310


                                              Date        Strike        Contracts
==============================================================================================
Call Options Purchased--0.0%
----------------------------------------------------------------------------------------------
Russia (Government of)
Principal Loan Debs.,
Series 24 yr., 6.625%,
12/15/20 Call Opt                             11/98        22.000%          340            --
----------------------------------------------------------------------------------------------
Russia (Government of)
Principal Loan Debs.,
Series 24 yr., 6.625%,
12/15/20 Call Opt                             11/98        33.500           340            --
----------------------------------------------------------------------------------------------
Russia (Government of)
Principal Loan Debs.,
Series 24 yr., 6.625%,
12/15/20 Call Opt                             11/98        38.875           690            --
                                                                                    ---------
Total Call Options Purchased (Cost $58,330)                                                --


                         19 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
Statement of Investments (continued)
--------------------------------------------------------------------------------


                                                                                    Market Value
                                              Date      Strike        Contracts     See Note 1
================================================================================================
Put Options Purchased--0.3%
------------------------------------------------------------------------------------------------
Argentina (Republic of) Bonds,
Series L, 6.188%, 3/31/05
Put Opt                                       12/98    77.56%                 648   $     8,873
------------------------------------------------------------------------------------------------
Brazil (Federal Republic of)
Interest Due & Unpaid Bonds,
6.75%, 1/1/01 Put Opt                         12/98    84.85                  369         5,926
------------------------------------------------------------------------------------------------
Brazilian Real Put Opt                        12/98     1.24BRR           340,000         5,950
------------------------------------------------------------------------------------------------
Brazilian Real Put Opt                         4/99     1.285BRR          600,000        65,340
------------------------------------------------------------------------------------------------
British Pound/German
Mark Put Opt                                  11/98     2.80GBP/DEM       405,000        17,456
------------------------------------------------------------------------------------------------
British Pound/German
Mark Put Opt                                  11/98     2.80GBP/DEM       480,000         4,800
------------------------------------------------------------------------------------------------
British Pound Put Opt                         11/98     1.66GBP           405,000         4,792
------------------------------------------------------------------------------------------------
Hong Kong Dollar Put Opt                       3/99     7.96HKD         5,430,000         3,212
------------------------------------------------------------------------------------------------
Japan (Government of)
10 yr. Bonds, Series 203,
1.80%, 6/20/08 Put Opt                         1/99   107.82%JPY           35,300         2,817
------------------------------------------------------------------------------------------------
Japanese Yen Put Opt                          12/98   137JPY          232,900,000           361
                                                                                    -----------
Total Put Options Purchased (Cost $180,249)                                             119,527

                                                                        Face
                                                                        Amount(1)
===================================================================================================
Repurchase Agreements--5.1%
---------------------------------------------------------------------------------------------------
Repurchase agreement with PaineWebber, Inc., 5.35%,
dated 10/30/98, to be repurchased at $2,050,914 on 11/2/98,
collateralized by U.S. Treasury Nts., 5.625%-6.625%,
5/31/99-2/15/03, with a value of $2,096,114 (Cost $2,050,000)           $2,050,000        2,050,000

---------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $42,340,563)                                99.3%      40,200,222
---------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                0.7          269,618
                                                                        ----------      -----------
Net Assets                                                                   100.0%     $40,469,840
                                                                        ==========      ===========


                         20 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

Country                                            Market Value          Percent
--------------------------------------------------------------------------------
United States                                       $17,634,993            43.8%
--------------------------------------------------------------------------------
Spain                                                 1,811,798             4.4
--------------------------------------------------------------------------------
Korea, Republic of (South)                            1,619,612             4.0
--------------------------------------------------------------------------------
Italy                                                 1,486,056             3.7
--------------------------------------------------------------------------------
Ivory Coast                                           1,233,238             3.1
--------------------------------------------------------------------------------
Great Britain                                         1,178,649             2.9
--------------------------------------------------------------------------------
Algeria                                               1,147,684             2.9
--------------------------------------------------------------------------------
Turkey                                                1,126,216             2.8
--------------------------------------------------------------------------------
Denmark                                               1,070,397             2.7
--------------------------------------------------------------------------------
Jordan                                                  832,050             2.1
--------------------------------------------------------------------------------
Philippines                                             804,938             2.0
--------------------------------------------------------------------------------
Mexico                                                  692,677             1.7
--------------------------------------------------------------------------------
China                                                   680,034             1.7
--------------------------------------------------------------------------------
Brazil                                                  679,013             1.7
--------------------------------------------------------------------------------
Peru                                                    663,679             1.7
--------------------------------------------------------------------------------
Argentina                                               654,122             1.6
--------------------------------------------------------------------------------
Thailand                                                635,411             1.6
--------------------------------------------------------------------------------
Colombia                                                567,413             1.4
--------------------------------------------------------------------------------
Nigeria                                                 559,191             1.4
--------------------------------------------------------------------------------
Morocco                                                 549,320             1.4
--------------------------------------------------------------------------------
Germany                                                 484,210             1.2
--------------------------------------------------------------------------------
Canada                                                  483,687             1.2
--------------------------------------------------------------------------------
Norway                                                  414,099             1.0
--------------------------------------------------------------------------------
Bulgaria                                                409,688             1.0
--------------------------------------------------------------------------------
France                                                  347,330             0.9
--------------------------------------------------------------------------------
Trinidad & Tobago                                       338,225             0.8
--------------------------------------------------------------------------------
Australia                                               311,300             0.8
--------------------------------------------------------------------------------
Indonesia                                               305,258             0.8
--------------------------------------------------------------------------------
Other                                                 1,479,934             3.7
                                                    -----------           -----
Total                                               $40,200,222           100.0%
                                                    ===========           =====


                         21 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
Statement of Investments (continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP--Argentine Peso                       IDR--Indonesian Rupiah
AUD--Australian Dollar                    ITL--Italian Lira
BRR--Brazilian Real                       JPY--Japanese Yen
CAD--Canadian Dollar                      MXP--Mexican Peso
DEM--German Mark                          NOK--Norwegian Krone
DKK--Danish Krone                         PLZ--Polish Zloty
ESP--Spanish Peseta                       RUR--Russian Ruble
FRF--French Franc                         TRL--Turkish Lira
GBP--British Pound                        ZEU--European Currency Units
HKD--Hong Kong Dollar                     ZAR--South African Rand

2. Represents the current interest rate for a variable rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

4. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,071,390 or 2.65% of the Fund's net assets as of October 31, 1998.


                         22 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

8. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                       Contracts              Expiration   Exercise         Premium    Market Value
                       Subject to Call/Put    Date         Price            Received   See Note 1
---------------------------------------------------------------------------------------------------
Argentine Peso Put Opt.            649        12/7/98       64.563ARP       $ 15,891       $    466
---------------------------------------------------------------------------------------------------
Brazilian Real Call Opt.       600,000         4/6/99        1.218BRR          6,600          6,390
---------------------------------------------------------------------------------------------------
Brazilian Real Put Opt.        600,000         4/6/99        1.414BRR         13,680         46,830
---------------------------------------------------------------------------------------------------
British Pound Call Opt.        400,000       12/30/98        1.700GBP         10,200          5,960
---------------------------------------------------------------------------------------------------
British Pound Call Opt.        480,000        11/3/98        1.702GBP          8,782             72
---------------------------------------------------------------------------------------------------
British Pound Call Opt.        405,000       11/25/98        1.710GBP          2,544          2,156
---------------------------------------------------------------------------------------------------
British Pound/German
Mark Call Opt.                 405,000       11/13/98        2.900GBP/DEM      4,180            122
---------------------------------------------------------------------------------------------------
Japanese Yen Call Opt.     214,625,000       12/18/98      126.250JPY         21,505        206,040
---------------------------------------------------------------------------------------------------
Russian Ruble Put Opt.             340        11/9/98       29.500RUR         17,170         74,290
                                                                            --------       --------
                                                                            $100,552       $342,326
                                                                            ========       ========

9. Securities with an aggregate market value of $201,663 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

10. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

11. Represents the current interest rate for an increasing rate security.

12. When-issued security to be delivered and settled after October 31, 1998.

13. Non-income producing--issuer is in default.

14. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

15. Non-income producing security.

See accompanying Notes to Financial Statements.


                         23 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities October 31, 1998
--------------------------------------------------------------------------------

===================================================================================
Assets
Investments, at value (cost $42,340,563)--see accompanying statement    $40,200,222
-----------------------------------------------------------------------------------
Cash                                                                         28,816
-----------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency
exchange contracts--Note 5                                                   29,917
-----------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                          1,609,261
Interest, dividends and principal paydowns                                  706,904
Closed forward foreign currency exchange contracts                           60,596
Shares of beneficial interest sold                                           36,768
Daily variation on futures contracts--Note 6                                  1,006
Other                                                                         7,620
                                                                       ------------
Total assets                                                             42,681,110

===================================================================================
Liabilities
Unrealized depreciation on forward foreign currency
exchange contracts--Note 5                                                  127,254
-----------------------------------------------------------------------------------
Options written, at value (premiums received $100,552)--
see accompanying statement--Note 7                                          342,326
-----------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $242,250 purchased on a
when-issued basis)--Note 1                                                1,242,299
Dividends                                                                   243,396
Trustees' fees--Note 1                                                       78,126
Closed forward foreign currency exchange contracts                           70,270
Shares of beneficial interest redeemed                                       41,912
Daily variation on futures contracts--Note 6                                 26,500
Distribution and service plan fees                                           16,223
Shareholder reports                                                           7,174
Other                                                                        15,790
                                                                       ------------
Total liabilities                                                         2,211,270

====================================================================================
Net Assets                                                              $40,469,840
                                                                       ============

===================================================================================
Composition of Net Assets
Par value of shares of capital stock                                    $    55,194
-----------------------------------------------------------------------------------
Additional paid-in capital                                               50,476,440
-----------------------------------------------------------------------------------
Undistributed net investment income                                          56,324
-----------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                                            (7,700,278)
-----------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of
assets and liabilities denominated in foreign currencies                 (2,417,840)
                                                                       ------------
Net assets                                                              $40,469,840
                                                                       ============


                         24 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $38,949,707 and 5,312,076
shares of beneficial interest outstanding)                                 $7.33
Maximum offering price per share (net asset value
plus sales charge of 4.75% of offering price)                              $7.70

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price
per share (based on net assets of $932,824 and
127,160 shares of beneficial interest outstanding)                         $7.34

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price
per share (based on net assets of $587,309 and 80,130
shares of beneficial interest outstanding)                                 $7.33

See accompanying Notes to Financial Statements.


                         25 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
Statement of Operations For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

================================================================================
Investment Income
Interest (net of foreign withholding taxes of $60,881)              $ 5,130,024
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $196)                      2,389
                                                                    -----------
Total income                                                          5,132,413

================================================================================
Expenses
Management fees--Note 4                                                 341,029
--------------------------------------------------------------------------------
Shareholder reports                                                      95,863
--------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                      63,106
--------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                  55,413
Class B                                                                   1,728
Class C                                                                   1,287
--------------------------------------------------------------------------------
Administrative fees--Note 4                                              52,776
--------------------------------------------------------------------------------
Custodian fees and expenses                                              28,903
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                    24,943
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                              21,906
--------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                  17,783
Class B                                                                     306
Class C                                                                     191
--------------------------------------------------------------------------------
Accounting service fees--Note 4                                          18,000
--------------------------------------------------------------------------------
Insurance expenses                                                        4,997
--------------------------------------------------------------------------------
Other                                                                    35,826
                                                                    -----------
Net expenses                                                            764,057

================================================================================
Net Investment Income                                                 4,368,356

================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                          (3,257,168)
Closing of futures contracts                                             14,588
Closing and expiration of option contracts written--Note 7              188,603
                                                                    -----------
Net realized loss                                                    (3,053,977)

--------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                          (2,738,173)
Translation of assets and liabilities denominated in
foreign currencies                                                      257,315
                                                                    -----------
Net change                                                           (2,480,858)
                                                                    -----------
Net realized and unrealized loss                                     (5,534,835)

================================================================================
Net Decrease in Net Assets Resulting from Operations                $(1,166,479)
                                                                    ===========

See accompanying Notes to Financial Statements.


                         26 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                          Year Ended October 31,
                                                          1998            1997
======================================================================================
Operations
Net investment income                                     $  4,368,356    $  4,787,360
--------------------------------------------------------------------------------------
Net realized gain (loss)                                    (3,053,977)      1,085,931
--------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation       (2,480,858)     (1,609,166)
                                                          ------------    ------------
Net increase (decrease) in net assets resulting
from operations                                             (1,166,479)      4,264,125

======================================================================================
Dividends to Shareholders
Dividends from net investment income:
Class A                                                     (3,921,503)     (4,445,641)
Class B                                                         (8,405)             --
Class C                                                         (6,104)             --
--------------------------------------------------------------------------------------
Tax return of capital:
Class A                                                       (313,635)             --
Class B                                                         (7,511)             --
Class C                                                         (4,729)             --

======================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting
from beneficial interest transactions--Note 2:
Class A                                                    (10,446,596)             --
Class B                                                        963,214              --
Class C                                                        600,668              --

======================================================================================
Net Assets
Total decrease                                             (14,311,080)       (181,516)
--------------------------------------------------------------------------------------
Beginning of period                                         54,780,920      54,962,436
                                                          ------------    ------------
End of period (including undistributed net investment
income of $56,324 and $82,750, respectively)              $ 40,469,840    $ 54,780,920
                                                          ============    ============

See accompanying Notes to Financial Statements.


                         27 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                      Class A
                                                      --------------------------


                                                      Year Ended October 31,
                                                      1998           1997
================================================================================
Per Share Operating Data
Net asset value, beginning of period                    $8.28          $8.31
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .72            .72
Net realized and unrealized gain (loss)                  (.97)          (.08)
                                                        -----          -----
Total income (loss) from investment operations           (.25)           .64

--------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.64)          (.67)
Tax return of capital distribution                       (.06)            --
                                                        -----          -----
Total dividends and distributions to shareholders        (.70)          (.67)
--------------------------------------------------------------------------------
Net asset value, end of period                          $7.33          $8.28
                                                        =====          =====
Market value, end of period                               N/A          $8.06
                                                        =====          =====

================================================================================
Total Return, at Net Asset Value(2)                     (3.25)%         7.94%

================================================================================
Total Return, at Market Value(3)                          N/A          16.42%

================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)              $38,950        $54,781
--------------------------------------------------------------------------------
Average net assets (in thousands)                     $48,542        $55,339
--------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                    8.94%          8.65%
Expenses                                                 1.56%          1.20%(6)
--------------------------------------------------------------------------------
Portfolio turnover rate(7)                              343.7%         289.2%

1. For the period from April 27, 1998 (inception of offering) to October 31,
1998.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to April 27, 1998, the Fund operated as a closed-end investment company and total return was calculated based on market value.

3. Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Total returns are not annualized for periods of less than one full year.


                         28 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                Class B            Class C
-------------------------------------           -------            -------
                                                Period             Period
                                                Ended              Ended
                                                Oct. 31,           Oct. 31,
1996           1995           1994              1998(1)            1998(1)
==========================================================================

  $7.91          $7.93          $8.54          $8.15                $8.15
--------------------------------------------------------------------------

    .73            .71            .69            .25                  .34
    .34           (.05)          (.61)          (.73)                (.83)
  -----          -----          -----          -----                -----
   1.07            .66            .08           (.48)                (.49)

--------------------------------------------------------------------------

   (.67)          (.68)          (.68)          (.27)                (.27)
     --             --           (.01)          (.06)                (.06)
  -----          -----          -----          -----                -----
   (.67)          (.68)          (.69)          (.33)                (.33)
--------------------------------------------------------------------------
  $8.31          $7.91          $7.93          $7.34                $7.33
  =====          =====          =====          =====                =====
  $7.50          $7.00          $7.00            N/A                  N/A
  =====          =====          =====          =====                =====

==========================================================================
  14.14%          8.81%          0.98%         (5.93)%              (6.09)%

==========================================================================
  16.40%          9.09%         (4.84)%          N/A                  N/A

==========================================================================

$54,962        $52,340        $52,439           $933                 $587
--------------------------------------------------------------------------
$53,309        $51,207        $54,380           $340                 $253
--------------------------------------------------------------------------

   9.04%          9.20%          8.90%         10.97%(4)(5)          9.24%(4)(5)
   1.28%          1.24%          1.24%          2.74%(4)(5)          2.62%(4)(5)
--------------------------------------------------------------------------
  260.8%         344.2%         315.5%         343.7%               343.7%

4. This information may not be representative of future ratios.

5. Annualized.

6. The expense ratio reflects the effect of expenses paid indirectly by the Fund.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage dollar-rolls) for the period ended October 31, 1998, were $147,777,693 and $174,181,562, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage dollar-rolls.

See accompanying Notes to Financial Statements.


                         29 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer World Bond Fund (the Fund) was initially registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. Effective April 27, 1998, the Fund began operating as an open-end fund. The Fund's investment objective is to seek high current income consistent with preservation of capital through investments in debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.

--------------------------------------------------------------------------------
Structured Notes. The Fund invests in foreign currency-linked structured notes whereby the market value and redemption price are linked to foreign currency exchange rates. The structured notes may be leveraged, which increases the notes' volatility relative to the face of the security. Fluctuations in values of the securities are recorded as unrealized gains and losses in the accompanying financial statements. During the year ended October 31, 1998, the market value of these securities comprised an average of 13% of the Fund's net assets, and resulted in realized and unrealized losses of $2,330,886.


                         30 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of October 31, 1998, the Fund had entered into outstanding when-issued or forward commitments of $242,250.

            In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of October 31, 1998, securities with an aggregate market value of $92,869, representing 0. 23% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

            The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.


                         31 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies (continued)

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of October 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $7,574,000, which expires between 2002 and 2006.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 1998, a provision of $40,565 was made for the Fund's projected benefit obligations and payments of $3,017 were made to retired trustees, resulting in an accumulated liability of $78,126 as of October 31, 1998.

            The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.


                         32 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year that the income or realized gain was recorded by the Fund.

            The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1998, amounts have been reclassified to reflect a decrease in additional paid-in capital of $325,875, a decrease in undistributed net investment income of $132,895, and a decrease in accumulated net realized loss on investments of $458,770.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                         33 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. There were no transactions in shares of beneficial interest for the year ended October 31, 1997, since the Fund operated as a closed-end fund. Transactions in shares of beneficial interest for the year ended October 31, 1998 were as follows:

                                               Shares              Amount
--------------------------------------------------------------------------------
Class A:
Sold                                              286,833          $  2,178,396
Dividends reinvested                               74,607               566,615
Redeemed                                       (1,664,869)          (13,191,607)
                                               ----------          ------------
Net decrease                                   (1,303,429)         $(10,446,596)
                                               ==========          ============

--------------------------------------------------------------------------------
Class B:
Sold                                              131,607          $    995,498
Dividends reinvested                                1,934                14,358
Redeemed                                           (6,381)              (46,642)
                                               ----------          ------------
Net increase                                      127,160          $    963,214
                                               ==========          ============

--------------------------------------------------------------------------------
Class C:
Sold                                              118,968          $    899,891
Dividends reinvested                                  738                 5,675
Redeemed                                          (39,576)             (304,898)
                                               ----------          ------------
Net increase                                       80,130          $    600,668
                                               ==========          ============

================================================================================
3. Unrealized Gains and Losses on Investments

As of October 31, 1998, net unrealized depreciation on investments and options written of $2,382,115 was composed of gross appreciation of $1,643,667, and gross depreciation of $4,025,782.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.58% of average annual net assets in excess of $1 billion. Prior to April 27, 1998, when the Fund was still organized as a closed-end investment company, management fees were paid to the Manager at an annual fee of 0.65% on the Fund's average annual net assets. The Manager acts as the accounting agent for the Fund at an annual fee of $18,000, plus out-of-pocket costs and expenses reasonably incurred.


                         34 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
For the year ended October 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $23,884, of which $6,486 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $22,555 and $4,345, respectively, of which $1,804 was paid to an affiliated broker/dealer for Class B shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

            The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended October 31, 1998, OFDI retained $1,344 as compensation for Class B sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of October 31, 1998, OFDI had incurred excess distribution and servicing costs of $27,180 for Class B and $7,246 for Class C.


                         35 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

================================================================================
5. Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

            The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

            Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

            Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

            Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of October 31, 1998, the Fund had outstanding forward contracts as follows:

                                              Contract
                                              Amount       Valuation as of    Unrealized     Unrealized
Contract Description       Expiration Dates   (000s)       October 31, 1998   Appreciation   Depreciation
=========================================================================================================
Contracts to Purchase

French Franc (FRF)                 11/3/98          2FRF   $      410         $    --          $        3
German Mark (DEM)                 11/17/98      1,615DEM      975,463              --               5,205
Japanese Yen (JPY)                11/13/98    195,300JPY    1,678,845          28,732                  --
                                                                              -------          ----------
                                                                               28,732               5,208
                                                                              -------          ----------
Contracts to Sell

Australian Dollar (AUD)           11/17/98        610AUD      380,907             215                  --
Brazilian Real (BRR)       11/16/98-3/4/99      1,380BRR    1,096,665              --             107,297
Canadian Dollar (CAD)              12/7/98        725CAD      470,033              --               1,475
South African Rand (ZAR)          11/16/98        820ZAR      145,960              --              13,274
Swedish Krona (SEK)                11/9/98      3,210SEK      410,860             970                  --
                                                                              -------          ----------
                                                                                1,185             122,046
                                                                              -------          ----------
Total Unrealized Appreciation and Depreciation                                $29,917          $  127,254
                                                                              =======          ==========


                         36 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
6. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

            The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

            Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

            Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

            Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of October 31, 1998, the Fund had outstanding futures contracts as follows:

                                                                               Unrealized
                                                Number of   Valuation as of    Appreciation
Contract Description         Expiration Date    Contracts   October 31, 1998   (Depreciation)
---------------------------------------------------------------------------------------------
Contracts to Purchase

German Mark                  12/14/98           10          $  757,000           $   55,875
United Kingdom Gilt          12/29/98            1             191,971                4,287
U.S. Treasury Nts., 20 yr.   12/21/98           30           3,867,188               (4,602)
                                                                                 ----------
                                                                                 $   55,560
                                                                                 ==========


                         37 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

================================================================================
7. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

            The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

            Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

            Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

            The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended October 31, 1998 was as follows:

                            Call Options                 Put Options
                            --------------------------   --------------------------
                            Number of       Amount of    Number of       Amount of
                            Options         Premiums     Options         Premiums
-----------------------------------------------------------------------------------
Options outstanding as of
October 31, 1997             216,560,000    $  25,776     296,705,175    $  51,903
Options written              744,924,275      200,116     549,616,063      192,139
Options closed or expired   (744,058,775)    (156,030)   (534,735,249)    (169,657)
Options exercised               (510,500)     (16,050)   (310,985,000)     (27,645)
                            ------------    ---------    ------------    ---------
Options outstanding as of
October 31, 1998             216,915,000    $  53,812         600,989    $  46,740
                            ============    =========    ============    =========


                         38 Oppenheimer World Bond Fund

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8. Illiquid and Restricted Securities

As of October 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at October 31, 1998 was $2,788,515, which represents 6.89% of the Fund's net assets.

================================================================================
9. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the period ended October 31, 1998.


                         39 Oppenheimer World Bond Fund

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Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer World Bond Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer World Bond Fund as of October 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer World Bond Fund as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Denver, Colorado
November 20, 1998


                         40 Oppenheimer World Bond Fund

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Federal Income Tax Information (Unaudited)
--------------------------------------------------------------------------------

================================================================================
In early 1999 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                         41 Oppenheimer World Bond Fund

--------------------------------------------------------------------------------
Oppenheimer World Bond Fund
--------------------------------------------------------------------------------

================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Ashwin K. Vasan, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and             OppenheimerFunds Services
Shareholder
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors     KPMG Peat Marwick LLP

================================================================================
Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein

                         This is a copy of a report to shareholders of Oppenheimer World Bond Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer World Bond Fund. For material information concerning the Fund, see the Prospectus.
                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                         42 Oppenheimer World Bond Fund

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OppenheimerFunds Family
--------------------------------------------------------------------------------

================================================================================
Real Asset Funds
--------------------------------------------------------------------------------
Real Asset Fund              Gold & Special Minerals Fund

================================================================================
Global Stock Funds
--------------------------------------------------------------------------------
Developing Markets Fund      International Growth Fund   Quest Global Value Fund
International Small          Global Fund                 Global Growth & Income
  Company Fund                                             Fund

================================================================================
Stock Funds
--------------------------------------------------------------------------------
Enterprise Fund              MidCap Fund                 Growth Fund
Discovery Fund               Capital Appreciation Fund   Disciplined Value Fund
Quest Small Cap Value Fund   Quest Capital Value Fund    Quest Value Fund

================================================================================
Stock & Bond Funds
--------------------------------------------------------------------------------
Main Street Income &         Total Return Fund           Disciplined Allocation
  Growth Fund                Quest Balanced                Fund
Quest Opportunity              Value Fund1               Multiple Strategies
  Value Fund                 Equity Income Fund            Fund
                                                         Convertible Securities
                                                           Fund2

================================================================================
Taxable Bond Funds
--------------------------------------------------------------------------------
International Bond Fund      Champion Income Fund        U.S. Government Trust
World Bond Fund              Strategic Income Fund       Limited-Term Government
High Yield Fund              Bond Fund                     Fund

================================================================================
Municipal Bond Funds
--------------------------------------------------------------------------------
California Municipal Fund3   Pennsylvania Municipal      Rochester Division:
Florida Municipal Fund3        Fund3                     Rochester Fund
New Jersey Municipal Fund3   Municipal Bond Fund           Municipals
New York Municipal Fund3     Insured Municipal Fund      Limited Term New York
                             Intermediate Municipal        Municipal Fund
                               Fund

================================================================================
Money Market Funds4
--------------------------------------------------------------------------------
Money Market Fund            Cash Reserves


1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                         43 Oppenheimer World Bond Fund

Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com-- we're here to help.

Internet
24-hr access to account
information. Online
transactions now available

 www.oppenheimerfunds.com

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

 1-800-525-7048

Account Transactions
Mon-Fri 8:30am-8pm ET

 1-800-852-8457

PhoneLink
24-hr automated information
and automated transactions

 1-800-533-3310

Telecommunication Device
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Mon-Fri 8:30am-2pm ET

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OppenheimerFunds
Information Hotline
24 hours a day, timely and
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economy and issues that
affect your investments

 1-800-835-3104

RA0705.001.1098 December 30, 1998

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                                                               Distributor, Inc.